GHS 100 Energy Conference June 25 - 26, 2012 Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.
This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections.
Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and
general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and “non-proved”
reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking” statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.  The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour At A Glance
Near-term growth through lower risk development
activities
•
Growing cash flow from U.K. development projects
•
Exposure to Brent crude oil and European gas
•
Increasing liquids production near-term
Balanced Strategy
•
Oil and Gas
•
U.K. and U.S.
•
Conventional and unconventional
•
Short and long-term production opportunities
Near-Term Potential Catalysts
•
North Sea asset acquisition from ConocoPhillips – U.K.
•
Bacchus oil production – U.K.
•
Rochelle field development in execution phase – U.K.
•
Heath Oil Shale proof of concept – U.S.
* Reserves are pro forma for the North Sea Acquisition
   Stock Symbol
     New York Stock Exchange
END
     London Stock Exchange
ENDV
   Market Capitalization
$293.3 million
   Fully Diluted Shares Outstanding
64.8 million
   Proved & Probable Reserves *
76.0 MMBOE
Key Figures

57%
30%
13%
86%
14%
71%
29%
10,000 – 11,000 boepd
14,000 – 18,000 boepd
Current Production
Pro forma Production - Bacchus
and MacCulloch & Nicol Fields
UK Oil US Gas UK Gas
Pro forma Production -
Rochelle
20,000 – 25,000 boepd
4
(1)
(2)
(1) As of March 31, 2012, pro forma for additional Alba interests acquired on May 31, 2012.
(2) Assumes 3 Bacchus wells online expected by YE 2012 and closing of acquisition of MacCulloch and Nicol fields expected in 3Q 2012.
(3) Rochelle production expected in 4Q 2012.
(3)
Significant Production Growth – Acquisition and Near-Term Projects

2008
2009
2011 2010
Our Growing Resource Base
(1) Proved and probable reserves after asset sales of 6.0mmboe in 2009.
(2) Proved and probable reserves after asset sales of 13.7mmboe in 2010; pro forma for acquisition of an additional 20% WI in Bacchus acquired in February 2011.
(3) Pro forma for reserves of assets acquired and to be acquired in the North Sea Acquisition.  Not including the acquisition, proved reserves as of 12/31/11 total 22.7 MMBOE and proved & probable reserves total  45.1 MMBOE.
(1) (2)
Reserve Growth
(3) (1)
5
6.8
18.2
18.7
42.3
59%
OIL
19.3
20.7
25.0
33.7
41%
GAS
26.1
38.9
43.7
76.0 100%
0
10
20
30
40
50
60
70
80
Proved Probable

Reserve Valuation
Net Asset Valuation
(1) Pre-tax PV-10 as of December 31, 2011 pro forma for the acquisition of assets in the North Sea per NSAI audited reserve reports for respective assets.
(2) As of  March 31, 2012,  pro forma adjustments include: issuance of the Revolving Credit Facility, purchase of the Alba Property and completion of the equity offering.
(1)
(2) (1)
(2)
$2,467
$1,288
$810
$622
$0
$500
$1,000
$1,500
$2,000
$2,500
2P PV-10 1P PV-10 Total Debt Net Debt

Reserves Value Make-Up and Migration

$0
$500
$1,000
$1,500
$2,000
$2,500
1P PV-10 1P PV-10
Over Time = 2P
Rochelle Bacchus Alba Other
Reserves Migrate from Probable to Proved from Known Fields, with Little Capital Investment

Overview of Endeavour’s U.K. Assets

* On 12/27/11, END announced the acquisition of three ConocoPhillips assets in the North
Sea, including an increased working interest in Alba and two new assets – MacCulloch and
Nicol. Alba acquisition closed on May 31, 2012. MacCulloch and Nicol expected to close in 3Q
2012.
Current Production
Development Projects
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Renee
Rubie
Ivanhoe /
RobRoy
Rochelle

Expected 2012 Exit Position of Endeavour

GDF Suez
Premier
EnQuest
DONG Energy
Hess Corporation
OMV
RWE Dea
Dyas
Canadian Natural Resources
E.ON Ruhrgas
Marathon
ATP Oil & Gas
Perenco
Ithaca Energy
Wintershall
Nautical Petroleum
Fairfield Energy
Sterling Resources
Itochu
BHP Billiton
Murphy Oil
JX Nippon Oil & Energy
Corp
Xcite Energy
Tullow Oil
EnCore Oil Marubeni
Noble Energy Bayerngas
EOG Resources
Valiant Petroleum
Chrysaor
Agora Oil & Gas
First Oil
Bridge Energy
DEO Petroleum
KNOC
Endeavour UK
Endeavour UK +
Bacchus/Rochelle
and Acquisition
0
20
40
60
80
100
0 5 10 15 20 25 30 35 40
Production (kboe/d)
Source: Woodmac

Facilities
•130m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-sea
•Injectors: 7 wells

Alba Field Overview - Block 16/26a
450ft water depth
Late Eocene reservoir at ~6,200ft depth
• Massive homogeneous unconsolidated
sands with excellent quality
35 Platform and subsea wells
Infill drilling used to maximize reservoir
performance
Oil exported by tanker
10
END WI: 25.68%
Operator: Chevron (23.37% WI)
Partners: Statoil (17% WI)
BP (13% WI)
Total (12.65% WI)
CIECO/Itochu (8% WI)
Discovered/ 1 Production 1984/1994
Alba
MacCulloch
Nicol
Britannia
st

ALBA FIELD MAP
Top Main Field Reservoir Map
(SI04 Interpretation)
(Updated June 2010)
Meters
0 1000 2000
ED50 UTM Zone 31
Depth (ft TVDSS)

GROSS Monthly Stream Rate (Bbl/d)
Jan-2009
Jul-2009
Jan-2010
Jul-2010
Jan-2011
Jul-2011
Jan-2012
Jul-2012

Alba Field - Future Development
Addition to current reserves
Low economic threshold
Short payback time
11
Sustain current production and increase reserves
through continued development drilling
Cumulative production to date
Infill drilling since 2009 has largely sustained
production
Continuation of infill drilling program
Infill Drilling Campaign
Forecast
History
~373 MMbbls gross
2012 campaign extended from 6 to 9 months
Continuation of drilling included in operator’s business
plan
Large basket of further drilling opportunities identified
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000

MacCulloch Field Overview - Block 15/24b
490ft water depth
Paleocene reservoir at ~6,200ft depth
• Large and extensive natural aquifer pressure
support
5 active wells
FPSO off-take solution
Currently operated by ConocoPhillips.
12
END WI: 40% WI*
Partners: ENI(40% WI)
Noble Energy (14% WI)
Talisman (6% WI)
Discovered/1
st
Production 1990/1997
*  On 12/27/11, END announced the acquisition of three ConocoPhillips assets in the
North Sea. MacCulloch is expected to close in 3Q 2012.
Alba
MacCulloch
Nicol
Britannia

W12
~1,500 bopd
84% WCUT
W8
~3,550 bopd
73% WCUT
W7
W10
~1,650 bopd
89% WCUT
W4
W11
~3,300 bopd
73% WCUT
E1
~1,300 bopd
89% WCUT
Producing wells
Potential production
Optimisation opportunity

GROSS Monthly Stream Rate (Bbl/d)
Jan-2009
Jul-2009
Jan-2010
Jul-2010
Jan-2011
Jul-2011
Jan-2012
Jul-2012

MacCulloch Field - Status
Cumulative production to date
• 114 MMbbl gross
Plan to assume operatorship from
ConocoPhillips on completion of
acquisition
• Plans to perform a detailed asset performance
review:
• Evaluation of infill / near field potential
• Opportunity to return shut-in wells to production
• Optimization of gas lift rates and distribution
• Debottlenecking, improvement to compressor
performance and availability
• Improve operational efficiency
• Manage offshore duty holder (NSPC) to
implement operational improvements
• Subject to partner approval
13
0
5,000
10,000
15,000
20,000
25,000
Forecast
History

9
10
6
7
14
15
11
12
0
10 Km

West Bacchus
Central Bacchus
East Bacchus
Bachuss
Top Fulmar
C.I. - 20m
OWC -3822m tvdss

Bacchus - Block 22/06a Central North Sea

First well on-line
Second well at Total Depth and expected to be
on-line 3Q 2012
Reservoir is formed by shallow marine Fulmar
sandstones of Upper Jurassic age
Announced 5-day IP rate of 6,000 gross boepd,
high end of expectation
22/6a-14
22/6a-14Z
22/6a-15
END WI: 30%
Operator: Apache (50% WI)
Partner: First Oil (20% WI)
Bacchus

Scott Platform
East Production Cluster
East Wim
SSIV
Telford
West Wim
Sage/Miller
Renee/Rubie
South Scott
Tweedsmuir
10"Pipeline
Control Umbilical
30 km
Rochelle Manifold
Rochelle Well 2
Contingent/Future
Rochelle Well 1
Endeavour
Rochelle Field Development
Overall Field Layout

Project in execution phase
• Pipelines and umbilicals under construction
• Rig contract  awarded to the Diamond Ocean Nomad
to commence drilling in early 3Q 2012
Off-take capacity at the Scott Platform is 100
mmcf/d in year one ramping up to 120 mmcf/d in
the second year
Commercial terms reached with the Scott
Platform owners in April 2011
• Annual shut-down preparatory work for Rochelle
production completed
Reservoir Development
• 2 x 500m horizontal development wells
• High potential wells at 100 mmcf/d per well
• Gravel pack with pre-drilled liner
• 5 ½” completion with permanent downhole
pressure/temperature gauges
Rochelle - Blocks 15/26b, 15/26c and 15/27
15
Operator: Endeavour (44% WI)
Partners: Nexen (41% WI), Premier Oil (15% WI)
FDP Approved: February 2011
Online: Q4 2012
Rochelle
Renee Rubie
Ivanhoe /
RobRoy
Goldeneye

Rochelle Field - Development Status

2012 Achievements
Pipeline section fabrication completed
Commenced full pipeline fabrication
Deliveries on target
Beds on the platform allocated
Regulatory consents in place
Drilling commencing in early 3Q
Subsea installation commencing early 3Q
Pipelay commencing 3Q
Rochelle first gas in 4Q

WASHINGTON
OREGON
IDAHO
MONTANA
NORTH DAKOTA
WILLISTON BASIN
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
MICHIGAN BASIN
NEW YORK
PENNSYLVANIA
MAINE
WYOMING
NEVADA
UTAH
COLORADO
DENVER BASIN
NEBRASKA
IOWA
FOREST CITY BASIN
ILLINOIS
INDIANA
ILLINOIS BASIN
OHIO
W. VIRGINIA
VIRGINIA
KANSAS
MISSOURI
KENTUCKY
TENNESSEE
NORTH CAROLINA
ANADARKO BASIN
OKLAHOMA
ARKOMA BASIN
ARKANSAS
ARIZONA
NEW MEXICO
BLACK WARRIOR BASIN
MISSISSIPPI
ALABAMA
GEORGIA
S. CAROLINA
PERMIAN BASIN
FORT WORTH BASIN
TEXAS
LOUISIANA
FLORIDA

Overview of Endeavour’s US Assets
Heath Shale Oil Play - MT
Marcellus Play - PA
Haynesville Play – LA/ E. TX
Cretaceous Plays - CO
US 2011 Year-End Totals
582,000 gross / 159,000 net acres
18.5 MMCFe/D net production (1Q 2012)
61 BCFe Proved / 89 BCFe 2P reserves

MONTANA THRUST BELT
MONTANA
HEATH OIL FAIRWAY
WILLISTON BASIN

Heath Fairway outline
Petroleum
Garfield
Musselshell
Treasure
Rosebud

Heath Shale ‘Tight Oil’ Play in Central Montana
25% joint venture with two independent
Montana producers
430,000+ gross acres primarily in Garfield
and Rosebud Counties (94,000 net to END)
Four well vertical pilot drilling program
completed
•
Evaluating extensive core/log data
•
Indentifying future horizontal re-entry targets
(likely Q3/Q4 2012 horizontal testing program)
‘Bakken-like’ play, but shallower
(4000- 5500 ft. depth)
A proven petroleum system ~ 137 MMBO
cumulative production (Heath Shale is the
primary source rock)
Rich, oil-prone source rock, up to 20%
total organic carbon content, light oil
Heath Play Attributes
Heath Play, END Activity

END CMR Cirque Cabot          Fidelity             Heath sourced oil fields

OKLAHOMA
ARKANSAS
TX - LA - MS SALT BASINS
Haynesville Producing Area
MS.
TEXAS
LOUISIANA

NY
PA
Ohio
Utica wet gas fairway
Marcellus gas fairway
Geneseo gas fairway
2
3

The Haynesville and Marcellus Plays

Low cost entry with limited drilling
requirements
Endeavour’s Marcellus and Haynesville
acreage largely held by production
Future capex is at Endeavour’s discretion,
enabling the Company to wait for a gas
price recovery prior to development
Haynesville Shale Play
• 15,600 gross acres (7,100 net to END)
• Strategic leasehold in HBP status
Marcellus play developing around
Endeavour’s core HBP acreage
Solid well results in adjacent areas on
trend with southern McKean and
Cameron counties

Capital Structure

($ mm)
March 31,
Pro forma
Adjustments
1
Pro forma
Adjusted
March 31,
2012 2012
Cash and Deposits 511.6 $          (323.7) $              187.9 $
Senior Term Loan, 12% plus 3% PIK, due 2013 241.6 (241.6) -
Revolving Credit Facility, 13%, due 2013 100.0 100.0
Senior Notes, 12%, due 2018, net 480.3 - 480.3
Convertible Bonds, 11.5%, due 2016 @ $16.52, net 62.2 - 62.2
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 135.0 - 135.0
Subordinated Notes, 12%, due 2014 32.2 - 32.2
Total Net Debt 439.6 $          621.7 $
Series C Preferred Stock, convertible @ $8.75 37.0 - 37.0
Stockholders' Equity 120.0 44.9 164.9
Equity Component 157.0 $          201.9 $
1
Shares Outstanding - assuming all converted
Pro forma
Adjusted
1
Common Stock 46.5
Series C Preferred Stock, convertible @ $8.75 4.2
Convertible Bonds, 11.5%, due 2016 @ $16.52 3.9
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 7.3
Options, warrants and stock-based compensation 2.9
64.8
   Pro forma adjustments include: issuance of the Revolving Credit Facility, purchase of the Alba Property and completion of the equity offering

2012 Capital Plan by Project - $175mm to $200mm
2012 is About Turning On and Maintaining North Sea Production
Note: Capital Plan is pro forma for the North Sea Acquisition
21
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
Rochelle Bacchus UK Other Marcellus Haynesville Heath

Corporate Focus for 2012

High Yield Transaction – completed February 2012
North Sea Asset Acquisition
•
Closed acquisition of Alba interests on May 31, 2012
•
Closing on the acquisition of MacCulloch and Nicol field interests expected in 3Q
Bacchus Development On-line
•
First well producing
•
Second well being drilled; production expected in 3Q 2012
Rochelle in Execution Phase:
•
Drilling commencing in early 3Q
•
Pipeline section fabrication completed
•
Subsea installation commencing early 3Q
•
First gas in 4Q 2012

LSE:ENDV NYSE:END www.endeavourcorp.com
Mike Kirksey
Chief Financial Officer
713.307.8788 / +44.207.451.2381
mike.kirksey@endeavourcorp.com
Darcey Matthews
Director of Investor Relations
713.307.8711
darcey.matthews@endeavourcorp.com
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